[The Osterweis Funds Logo]

                               THE OSTERWEIS FUND
                                       &
                                 THE OSTERWEIS
                             STRATEGIC INCOME FUND

                                 Annual Report
                                 March 31, 2003

                               THE OSTERWEIS FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2003

April 28, 2003

Dear Shareholders,

During the first quarter of 2003, The Osterweis Fund (the "Fund") had a total return of -0.24% compared to a much larger total return loss of -3.15% for the S&P 500 Index. Taking a longer-term view, the Fund has gained 12.22% annually since inception nearly ten years ago compared to an annualized total return of only 8.60% for the S&P 500 Index in the same period. We are quite proud of our long-term performance record.

Currently, the economy faces numerous uncertainties. Some stem from the post-Iraq geopolitical reality. Some are exogenous, such as the disruptive threat from SARS. Others reflect the economic imbalances that built up during the bubble economy of the 1990s. How they all get resolved is almost impossible to predict.

While we do not regard the stock market as compellingly cheap - as it usually is at major market bottoms - some individual stocks are quite attractively valued. With interest rates at 40-year lows, the stock market may not fall to a level of unambiguous attractiveness. It has already fallen about 45% since its peak three years ago.

This year, 2003, marks the twentieth anniversary of the founding of Osterweis Capital Management and the tenth anniversary of The Osterweis Fund. We have enjoyed considerable growth over the past two decades. For the past several years we have been investing heavily to build our administrative capabilities and to deepen and broaden our invesment team, so as to continue to provide excellent service and investment advice in the future. Thank you for your loyal support and encouragement over the years.

If you have any questions, please let us know.

With best regards,

/s/ John S. Osterweis

John S. Osterweis

RESULTS SHOWN ARE PAST PERFORMANCE, WHICH SHOULD NOT BE REGARDED AS AN INDICATOR OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original investment.

The Osterweis Fund's annualized total return for one-year, five years and since inception (October 1, 1993) for the periods ending March 31, 2003, were -14.45%, +8.22% and +12.22%, respectively, compared to -24.76%, -3.77%, and +8.60% in the same periods for the S&P 500 Index. The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

This material must be accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing.

The Osterweis Fund is distributed by Quasar Distributors, LLC. (05/03)

                               THE OSTERWEIS FUND
                       Value of $100,000 vs S&P 500 Index

      Date                The Osterweis Fund             S&P 500 Index
      ----                ------------------             -------------
    10/1/93                   $100,000                     $100,000
    3/31/94                   $103,037                      $97,927
    3/31/95                   $107,068                     $113,194
    3/31/96                   $123,761                     $149,514
    3/31/97                   $138,121                     $179,163
    3/31/98                   $201,340                     $265,211
    3/31/99                   $235,962                     $314,125
    3/31/00                   $384,990                     $370,530
    3/31/01                   $360,409                     $290,194
    3/31/02                   $349,446                     $290,905
    3/31/03                   $298,936                     $218,861

                            Average Annual Total Return
                            Period Ended March 31, 2003

                   1 Year                          (14.45)%
                   5 Year                             8.22%
                   Since Inception (10/1/93)         12.22%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies and is unmanaged. Returns include reinvested dividends.

                               THE OSTERWEIS FUND

SCHEDULE OF INVESTMENTS at March 31, 2003

SHARES                                                                VALUE
------                                                                -----
COMMON & PREFERRED STOCKS: 68.8%

BEVERAGES: 2.5%
     21,600    Anheuser-Busch
                 Cos., Inc.                                        $ 1,006,776
     20,000    PepsiCo, Inc.                                           800,000
                                                                   -----------
                                                                     1,806,776
                                                                   -----------

BIOTECHNOLOGY & DRUGS: 5.9%
     89,600    Durect Corp.*<F1>                                       125,440
     61,200    Forest Laboratories, Inc.*<F1>                        3,302,964
     25,000    Invitrogen Corp.*<F1>                                   765,750
                                                                   -----------
                                                                     4,194,154
                                                                   -----------

BROADCASTING/MEDIA: 5.3%
    189,280    Liberty Media Corp.*<F1>                              1,841,694
     50,000    ValueVision
                 International, Inc.*<F1>                              503,500
     46,800    Westwood One, Inc.*<F1>                               1,462,032
                                                                   -----------
                                                                     3,807,226
                                                                   -----------

BUSINESS SERVICES - MISCELLANEOUS: 4.4%
     49,800    Pitney Bowes, Inc.                                    1,589,616
     72,450    Viad Corp.                                            1,553,328
                                                                   -----------
                                                                     3,142,944
                                                                   -----------

COMMUNICATION - MISCELLANEOUS: 2.9%
    195,800    Moore Corp. Ltd.*<F1>                                 2,050,026
                                                                   -----------

CONSUMER SERVICES: 2.8%
    203,600    ServiceMaster Co.                                     2,036,000
                                                                   -----------

COSMETICS: 1.2%
     28,000    International Flavors
                 & Fragrances Inc.                                     870,520
                                                                   -----------

ENTERTAINMENT: 1.7%
     22,000    Six Flags, Inc., Pfd.                                   396,000
     22,839    Viacom, Inc.*<F1>                                       834,080
                                                                   -----------
                                                                     1,230,080
                                                                   -----------

FINANCIAL SERVICES - MISCELLANEOUS: 5.0%
     33,970    American International
                 Group, Inc.                                         1,679,817
    114,500    CIT Group Inc.                                        1,930,470
                                                                   -----------
                                                                     3,610,287
                                                                   -----------

GAS PIPELINES: 3.4%
     53,600    Kinder Morgan, Inc.                                   2,412,000
                                                                   -----------

HEALTHCARE SERVICES: 5.6%
    103,000    Manor Care, Inc.*<F1>                                 1,980,690
    120,000    Tenet Healthcare Corp.*<F1>                           2,004,000
                                                                   -----------
                                                                     3,984,690
                                                                   -----------

HOTELS & CASINOS: 3.0%
    103,000    Station Casinos, Inc.*<F1>                            2,174,330
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.7%
     26,300    Kimberly-Clark Corp.                                  1,195,598
                                                                   -----------

MEDICAL PRODUCTS: 3.0%
     64,400    Bausch & Lomb Inc.                                    2,118,116
                                                                   -----------

MINING: 3.2%
     87,100    Newmont Mining Corp.                                  2,277,665
                                                                   -----------

MULTI-CHANNEL VIDEO: 3.6%
     90,000    EchoStar Communications
                 Corp.*<F1>                                          2,599,200
                                                                   -----------

OIL & GAS PRODUCERS: 5.0%
     59,800    KeySpan Corp.                                         1,928,550
     50,000    Western Gas
                 Resources Inc.                                      1,627,500
                                                                   -----------
                                                                     3,556,050
                                                                   -----------

OIL SERVICES: 3.4%
     86,400    Newpark Resources, Inc.*<F1>                            391,392
     54,100    Schlumberger Ltd.                                     2,056,341
                                                                   -----------
                                                                     2,447,733
                                                                   -----------

POLLUTION CONTROL: 2.5%
     83,500    Waste Management, Inc.                                1,768,530
                                                                   -----------

RAILROADS: 2.7%
     78,600    Burlington Northern
                 Santa Fe Corp.                                      1,957,140
                                                                   -----------
TOTAL COMMON &
  PREFERRED STOCKS
  (cost $44,758,485)                                                49,239,065
                                                                   -----------

PRINCIPAL
AMOUNT
---------

BONDS AND NOTES: 22.7%

CONVERTIBLE BONDS: 13.6%
 $1,700,000    Affymetrix Inc.,
                 4.75%, 2/15/07                                      1,508,750
  1,600,000    Amdocs Ltd.,
                 2.00%, 6/1/08                                       1,542,000
  1,725,000    Doubleclick Inc.,
                 4.75%, 3/15/06                                      1,666,781
  1,670,000    LSI Logic Corp.,
                 4.00%, 2/15/05                                      1,538,487
  2,073,000    Quantum Corp.,
                 7.00%, 8/1/04                                       1,958,985
  2,335,000    Xerox Corp.,
                 0.57%, 4/21/18                                      1,506,075
                                                                   -----------
                                                                     9,721,078
                                                                   -----------

CORPORATE BONDS: 6.6%
  1,600,000    Case Corp.,
                 6.25%, 12/1/03                                      1,592,000
  2,055,000    GATX Capital
                 Corp., 8.25%, 9/1/03                                2,039,820
  1,000,000    Heller Financial GE,
                 7.125%, 9/28/04                                     1,080,372
                                                                   -----------
                                                                     4,712,192
                                                                   -----------

U.S. GOVERNMENT AGENCY: 2.5%
  1,800,000    Federal Home Loan
                 Bank, 4.50%,
                 4/25/03                                             1,803,991
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $15,558,127)                                                16,237,261
                                                                   -----------

SHORT-TERM INVESTMENT: 6.6%
  4,766,592    Federated Cash
                 Trust Treasury
                 Money Market
                 (cost $4,766,592)                                   4,766,592
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $65,083,204+<F2>):  98.1%                                   70,242,918
Other Assets
  less Liabilities:  1.9%                                            1,332,564
                                                                   -----------
NET ASSETS:  100.0%                                                $71,575,482
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
+<F2> At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation                               $ 7,741,356
       Gross unrealized depreciation                                (2,581,642)
                                                                   -----------
       Net unrealized appreciation                                 $ 5,159,714
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2003

ASSETS
   Investments in securities, at value
     (cost $65,083,204)                                            $70,242,918
   Receivables:
       Securities sold                                               2,027,122
       Fund shares sold                                                 11,042
       Dividends and interest                                          193,386
   Prepaid expenses                                                      3,710
   Other assets                                                          2,582
                                                                   -----------
           Total assets                                             72,480,760
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                            796,500
       Due to adviser                                                   52,112
   Administration fees                                                  18,989
   Custody fees                                                          2,005
   Fund accounting fees                                                  4,414
   Transfer agent fees                                                   8,688
   Accrued expenses and other liabilities                               22,570
                                                                   -----------
           Total liabilities                                           905,278
                                                                   -----------

   NET ASSETS                                                      $71,575,482
                                                                   -----------
                                                                   -----------

   Net asset value, offering and redemption price
     per share ($71,575,482/4,234,035, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $16.90
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $72,136,010
   Accumulated net investment income                                   845,248
   Accumulated net realized loss on investments                     (6,565,490)
   Net unrealized appreciation on investments                        5,159,714
                                                                   -----------
       Net assets                                                  $71,575,482
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2003

INVESTMENT INCOME
   Income
       Interest                                                   $  1,300,527
       Dividends                                                       517,100
                                                                  ------------
           Total income                                              1,817,627
                                                                  ------------

   Expenses
       Advisory fees                                                   690,061
       Administration fees                                             128,509
       Transfer agent fees                                              44,613
       Registration fees                                                24,160
       Fund accounting fees                                             23,667
       Audit fees                                                       15,794
       Custody fees                                                     12,255
       Trustee fees                                                     11,662
       Reports to shareholders                                           7,685
       Legal fees                                                        6,166
       Insurance expense                                                 3,566
       Miscellaneous                                                     3,936
                                                                  ------------
           Total expenses                                              972,074
           Less:  fees waived and expenses absorbed                         --
                                                                  ------------
           Net expenses                                                972,074
                                                                  ------------
               NET INVESTMENT INCOME                                   845,553
                                                                  ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                 (5,449,628)
   Change in net unrealized
     depreciation on investments                                    (6,335,845)
                                                                  ------------
   Net realized and unrealized
     loss on investments                                           (11,785,473)
                                                                  ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                    $(10,939,920)
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED           YEAR ENDED
                                                         MARCH 31, 2003       MARCH 31, 2002
                                                         --------------       --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                   $   845,553         $   194,564
   Net realized loss on investments                         (5,449,628)         (1,115,862)
   Change in net unrealized
     depreciation on investments                            (6,335,845)           (887,586)
                                                           -----------         -----------
   Net decrease in net assets
     resulting from operations                             (10,939,920)         (1,808,884)
                                                           -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                 (194,572)           (146,295)
   From net realized gain                                           --            (615,085)
                                                           -----------         -----------
       Total distributions to shareholders                    (194,572)           (761,380)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a)<F3>(b)<F4>        13,027,303          19,388,089
                                                           -----------         -----------
       Total increase in net assets                          1,892,811          16,817,825
                                                           -----------         -----------

NET ASSETS
   Beginning of year                                        69,682,671          52,864,846
                                                           -----------         -----------
   End of year                                             $71,575,482         $69,682,671
                                                           -----------         -----------
                                                           -----------         -----------
   Accumulated net investment income                       $   845,248         $   194,267
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F3>  A summary of capital share transactions is as follows:
(b)<F4>  Net of redemption fees of $777 and $0, respectively.

                                    YEAR ENDED                    YEAR ENDED
                                  MARCH 31, 2003                MARCH 31, 2002
                                -------------------           -------------------
                                Shares        Value           Shares        Value
                                ------        -----           ------        -----
Shares sold                    1,442,735    $25,838,767      1,231,563    $24,706,533
Shares issued in
  reinvestment
  of distributions                10,841        186,029         39,384        724,272
Shares redeemed                 (737,189)   (12,997,493)      (304,496)    (6,042,716)
                               ---------    -----------      ---------    -----------
Net increase                     716,387    $13,027,303        966,451    $19,388,089
                               ---------    -----------      ---------    -----------
                               ---------    -----------      ---------    -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                2003           2002           2001           2000           1999
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $19.81         $20.72         $26.93         $17.97         $16.99
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
    income (loss)                                0.19           0.05           0.07          (0.10)         (0.04)
Net realized and unrealized
  gain (loss) on investments                    (3.05)         (0.70)         (1.74)         11.04           2.62
                                               ------         ------         ------         ------         ------
Total from
  investment operations                         (2.86)         (0.65)         (1.67)         10.94           2.58
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net investment income                      (0.05)         (0.05)         (0.01)            --             --
From net realized gain                             --          (0.21)         (4.53)         (1.98)         (1.60)
                                               ------         ------         ------         ------         ------
Total distributions                             (0.05)         (0.26)         (4.54)         (1.98)         (1.60)
                                               ------         ------         ------         ------         ------
Net asset value,
  end of year                                  $16.90         $19.81         $20.72         $26.93         $17.97
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return                                   (14.45)%        (3.04)%        (6.38)%        63.16%         17.20%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                        $71.6          $69.7          $52.9          $48.0          $25.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                              1.41%          1.43%          1.45%          1.45%          1.69%
After fees absorbed
  or recouped                                    1.41%          1.43%          1.45%          1.57%          1.75%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                              1.23%          0.33%          0.37%         (0.36)%        (0.21)%
After fees waived and
  expenses absorbed                              1.23%          0.33%          0.37%         (0.48)%        (0.27)%
Portfolio turnover rate                         34.26%         48.85%         31.77%         38.58%         31.19%

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

                                 ANNUAL REPORT
                      For the period ended March 31, 2003

April 28, 2003

Dear Shareholders,

During the first quarter ending March 31, 2003, The Osterweis Strategic Income Fund ("the Fund") increased 3.28% compared to 1.39% for the Lehman Aggregate Bond Index and 1.58% for the Merrill Lynch Government and Corporate Master Index. This brings our performance since inception on August 30, 2002 to 6.95% vs. 4.65% for the Lehman Aggregate Bond Index and 5.45% for the Merrill Lynch Government and Corporate Master Index. We are pleased with this performance.

The economy, already weakened by the events of the past two years, had to deal with the added uncertainty leading up to and including the start of military actions in Iraq. In addition, near the end of the quarter, the outbreak of SARS in the Far East has caused a slowdown in travel and business activity in that region which will, at the very least, impact the second quarter of 2003. At best, we would say that whatever economic recovery was anticipated has been postponed. Conversely, despite the negative news flow, the capital markets, at least in the fixed income arena, have been more active of late with $347 billion raised in the first quarter, compared with $209 billion and $201 billion in the fourth and third quarters of 2002, respectively. We believe that by taking advantage of lower interest rates and a more hospitable debt market to rebuild their balance sheets, corporations are taking the necessary first step in the long road to recovery at both the individual company level and for the economy in general.

While the economic recovery has been postponed, thereby delaying a meaningful rise in interest rates, we do not believe it has been cancelled indefinitely. Therefore, we still believe that the direction of interest rates is still higher and that current returns for longer-dated high-grade bonds do not warrant the possible risks.

Our strategy for the fund has not changed materially from year-end. We still believe that the risks associated with rising interest rates are best mitigated by continuing to emphasize a shorter maturity profile. In addition, given the continued sluggish economic outlook, we continue to prefer companies with stronger credit profiles. The average weighted maturity of the Fund stands at approximately 29 months, combining bonds with a maturity of less than one year with longer-dated bonds of companies with stronger balance sheets maturing in two to four years. The latter were primarily responsible for the performance in the quarter, as demand for shorter- to intermediate-term bonds drove prices higher. Although it is very difficult to know when the economy will recover, we continue to avoid excessive exposure to long-dated paper, which could underperform in a stronger economic environment.

If you have any questions please feel free to contact us.

Best regards,

/s/ Carl P. Kaufman

Carl P. Kaufman

RESULTS SHOWN ARE PAST PERFORMANCE, WHICH SHOULD NOT BE REGARDED AS AN INDICATOR OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original investment. Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made solely on returns.

The Osterweis Strategic Income Fund's total return since inception (August 30,
2002) for the period ending March 31, 2003, was +6.95%, compared to +4.65% and +5.45% in the same period for the Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index, respectively. The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general, and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

This material must be accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (05/03)

                      THE OSTERWEIS STRATEGIC INCOME FUND
                Value of $100,000 vs Lehman Aggregate Bond Index

    Date     The Osterweis Strategic Income Fund    Lehman Aggregate Bond Index
    ----     -----------------------------------    ---------------------------
 8/30/2002                 $100,000                           $100,000
 9/30/2002                  $99,500                           $101,620
10/31/2002                 $100,600                           $101,153
11/30/2002                 $102,900                           $101,122
12/31/2002                 $103,551                           $103,215
 1/31/2003                 $105,877                           $103,308
 2/28/2003                 $105,978                           $104,734
 3/31/2003                 $106,949                           $104,650

                            Average Annual Total Return
                            Period Ended March 31, 2003

                   Since Inception (8/30/02)          6.95%

This chart illustrates the performance of a hypothetical $100,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

                      THE OSTERWEIS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS at March 31, 2003

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 1.9%

CONSUMER SERVICES: 1.9%
     25,000    ServiceMaster Co.                                   $   250,000
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $265,000)                                                      250,000
                                                                   -----------

PRINCIPAL
AMOUNT
---------
BONDS AND NOTES: 99.6%

CONVERTIBLE BONDS: 69.9%
 $  800,000    Adaptec Inc.,
                 4.75%, 2/1/04                                         798,000
    500,000    Advanced Energy
                 Industries Inc.,
                 5.00%, 9/1/06                                         433,125
    500,000    Ameritrade Holding
                 Corp., 5.75%, 8/1/04                                  490,625
    200,000    Antec Corp.,
                 4.50%, 5/15/03                                        195,500
    600,000    DoubleClick Inc.,
                 4.75%, 3/15/06                                        579,750
  1,000,000    Elan Finance
                 Corp. Ltd.,
                 0.00%, 12/14/18                                       480,000
    360,000    Genesco Inc.,
                 5.50%, 4/15/05                                        364,050
    250,000    Invitrogen Inc.,
                 2.25%, 12/15/06                                       217,812
    325,000    LSI Logic Corp.,
                 4.25%, 3/15/04                                        320,125
    800,000    LSI Logic Corp.,
                 4.00%, 2/15/05                                        737,000
    370,000    Mentor Graphics
                 Corp., 6.875%, 6/15/07                                346,875
    515,000    ONI Systems Corp.,
                 5.00%, 10/15/05                                       502,769
    700,000    PMC Sierra Inc.,
                 3.75%, 8/15/06                                        600,250
    600,000    Province Healthcare
                 Co., 4.50%, 11/20/05                                  553,500
    980,000    Quantum Corp.,
                 7.00%, 8/1/04                                         926,100
    365,000    RF Micro
                 Devices, Inc.,
                 3.75%, 8/15/05                                        328,500
    213,000    Robbins & Myers
                 Inc., 8.00%, 1/31/08                                  219,656
    500,000    TriQuint
                 Semiconductor Inc.,
                 4.00%, 3/1/07                                         410,625
    850,000    Xerox Corp.,
                 0.57%, 4/21/18                                        548,250
                                                                   -----------
                                                                     9,052,512
                                                                   -----------

CORPORATE BONDS: 21.9%
    500,000    Airborne Freight Inc.,
                 7.35%, 9/15/05                                        499,323
    250,000    Bausch & Lomb Inc.,
                 6.375%, 8/1/03                                        249,886
    300,000    GATX Capital Corp.,
                 6.875%, 11/1/04                                       283,466
    200,000    GATX Capital Corp.,
                 6.875%, 12/15/06                                      181,500
    250,000    ITT Industries, Inc.,
                 6.75%, 11/15/03                                       253,750
    460,000    Kindercare Learning
                 Centers Inc.,
                 9.50%, 2/15/09                                        448,500
    250,000    Sea Containers Ltd.,
                 9.50%, 7/1/03                                         244,375
    250,000    Sea Containers Ltd.,
                 10.50%, 7/1/03                                        246,250
    435,000    Thomas & Betts Corp.,
                 8.25%, 1/15/04                                        435,000
                                                                   -----------
                                                                     2,842,050
                                                                   -----------

U.S. GOVERNMENT AGENCIES: 7.8%
    500,000    Federal Farm Credit
                 Bank, 4.25%, 9/19/08                                  501,620
    500,000    Federal Home Loan
                 Bank, 4.00%, 9/12/08                                  501,906
                                                                   -----------
                                                                     1,003,526
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $12,623,097)                                                12,898,088
                                                                   -----------

SHORT-TERM INVESTMENT: 4.7%
    602,617    Federated Cash
                 Trust Treasury
                 Money Market
                 (cost $602,617)                                       602,617
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $13,490,714+<F5>):  106.2%                                  13,750,705
Liabilities in excess
  of Other Assets:  (6.2)%                                            (797,500)
                                                                   -----------
NET ASSETS:  100.0%                                                $12,953,205
                                                                   -----------
                                                                   -----------

+<F5> At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation                               $   274,991
       Gross unrealized depreciation                                   (15,000)
                                                                   -----------
       Net unrealized appreciation                                 $   259,991
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                    THE OSTERWEIS STRATEGIC INCOME FUND*<F6>

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2003

ASSETS
   Investments in securities, at value
     (cost $13,490,714)                                            $13,750,705
   Receivables:
       Securities sold                                                 456,103
       Fund shares sold                                                  2,000
       Dividends and interest                                          136,458
   Prepaid expenses                                                      9,331
                                                                   -----------
           Total assets                                             14,354,597
                                                                   -----------

LIABILITIES
   Payables:
       Securities purchased                                            749,122
       Fund shares redeemed                                            597,318
       Dividends                                                        16,796
       Advisory fees                                                     7,012
   Administration fees                                                   2,535
   Custody fees                                                            632
   Fund accounting fees                                                  7,030
   Transfer agent fees                                                   2,401
   Accrued expenses and other liabilities                               18,546
                                                                   -----------
       Total liabilities                                             1,401,392
                                                                   -----------

   NET ASSETS                                                      $12,953,205
                                                                   -----------
                                                                   -----------

   Net asset value, offering and redemption price
     per share ($12,953,205/1,241,500, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $10.43
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $12,621,683
   Accumulated net investment income                                     7,127
   Accumulated net realized gain on investments                         64,404
   Net unrealized appreciation on investments                          259,991
                                                                   -----------
       Net assets                                                  $12,953,205
                                                                   -----------
                                                                   -----------

*<F6>  Fund commenced operations on August 30, 2002.

See accompanying Notes to Financial Statements.

                    THE OSTERWEIS STRATEGIC INCOME FUND*<F7>

STATEMENT OF OPERATIONS For the Period Ended March 31, 2003

INVESTMENT INCOME
   Income
       Interest                                                       $382,669
       Dividends                                                            --
                                                                      --------
           Total Income                                                382,669
                                                                      --------

   Expenses
       Advisory fees                                                    51,513
       Fund accounting fees                                             24,459
       Administration fees                                              17,425
       Registration fees                                                14,274
       Audit fees                                                       12,359
       Transfer agent fees                                              10,024
       Reports to shareholders                                           6,942
       Legal fees                                                        5,992
       Trustee fees                                                      3,090
       Custody fees                                                      1,456
       Insurance expense                                                   305
       Miscellaneous                                                     2,519
                                                                      --------
           Total expenses                                              150,358
           Less:  fees waived and expenses absorbed                    (73,088)
                                                                      --------
           Net expenses                                                 77,270
                                                                      --------
               NET INVESTMENT INCOME                                   305,399
                                                                      --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     68,298
   Change in net unrealized
     appreciation on investments                                       259,991
                                                                      --------
   Net realized and unrealized gain on investments                     328,289
                                                                      --------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                        $633,688
                                                                      --------
                                                                      --------

*<F7> Fund commenced operations on August 30, 2002.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED
                                                          MARCH 31, 2003*<F10>
                                                          --------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                      $   305,399
   Net realized gain on investments                                68,298
   Change in net unrealized appreciation
     on investments                                               259,991
                                                              -----------
   Net increase in net assets resulting from operations           633,688
                                                              -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                    (298,272)
   From net realized gain                                          (3,894)
                                                              -----------
       Total distributions to shareholders                       (302,166)
                                                              -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
   in outstanding shares (a)<F8>(b)<F9>                        12,621,683
                                                              -----------
       Total increase in net assets                            12,953,205
                                                              -----------

NET ASSETS
   Beginning of period                                                 --
                                                              -----------
   End of period                                              $12,953,205
                                                              -----------
                                                              -----------
   Accumulated net investment income                          $     7,127
                                                              -----------
                                                              -----------

(a)<F8>  A summary of capital share transactions is as follows:
(b)<F9>  Net of redemption fees of $162.

                                                           PERIOD ENDED
                                                          MARCH 31, 2003
                                                     Shares            Value
                                                     ------            -----
Shares sold                                         1,304,788      $13,280,223
Shares issued in reinvestment of distributions         27,005          279,644
Shares redeemed                                       (90,293)        (938,184)
                                                    ---------      -----------
Net increase                                        1,241,500      $12,621,683
                                                    ---------      -----------
                                                    ---------      -----------

*<F10>  Fund commenced operations on August 30, 2002.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

                                                              PERIOD ENDED
                                                          MARCH 31, 2003*<F11>
                                                          --------------------
Net asset value, beginning of period                             $10.00
                                                                 ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.26
Net realized and unrealized gain on investments                    0.43
                                                                 ------
Total from investment operations                                   0.69
                                                                 ------

LESS DISTRIBUTIONS:
From net investment income                                        (0.26)
From net realized gain                                               --
                                                                 ------
Total distributions                                               (0.26)
                                                                 ------
Net asset value, end of period                                   $10.43
                                                                 ------
                                                                 ------
Total return                                                       6.95%^<F12>

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                              $13.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                           2.92%+<F13>
After fees absorbed or recouped                                    1.50%+<F13>

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                           4.51%+<F13>
After fees waived and expenses absorbed                            5.93%+<F13>
Portfolio turnover rate                                           60.91%^<F12>

*<F11>  Fund commenced operations on August 30, 2002.
^<F12>  Not annualized.
+<F13>  Annualized.

See accompanying Notes to Financial Statements.

                              THE OSTERWEIS FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

  The Osterweis Fund and The Osterweis Strategic Income Fund (the "Funds") are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to attain current income consistent with a moderate level of capital appreciation by investing primarily in fixed income securities. The Osterweis Funds began operations on October 1, 1993 and August 30, 2002, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States.

   A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under procedures adopted by the Board of Trustees of the Trust. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

   B. Federal Income Taxes. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Bond premiums and discounts are amortized using the interest method.

   D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   E. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

   F. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
      Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  For the period ended March 31, 2003, investment advisory services were provided to The Osterweis Fund by Osterweis Capital Management, Inc. and to The Osterweis Strategic Income Fund by Osterweis Capital Management, LLC (the "Advisers") under separate Investment Advisory Agreements. The Advisers furnish all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the period ended March 31, 2003, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $690,061 and $51,513, respectively, in Advisory fees. Additionally, Osterweis Capital Management, LLC has contractually agreed to waive its fee of $51,513 and/or pay Fund expenses of $21,575 in order to limit the total operating expenses to 1.50% for The Osterweis Strategic Income Fund. The contract's term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

  U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bank, N.A., serves as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million               $30,000
     $15 to $50 million              0.20% of  average daily net assets
     $50 to $100 million             0.15% of  average daily net assets
     $100 to $150 million            0.10% of  average daily net assets
     Over $150 million               0.05% of  average daily net assets

  For the period ended March 31, 2003, The Osterweis Fund and The Osterweis Strategic Income Fund incurred Administration fees of $128,509 and $17,425, respectively. Quasar Distributors, LLC, serves as principal underwriter for shares of The Osterweis Fund, and acts as each Fund's distributor in a continuous public offering of each Fund's shares. T.O. Richardson Securities, Inc. serves as principal underwriter for shares of The Osterweis Strategic Income Fund. U.S. Bank, N.A. serves as the Funds' custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator.

  Certain officers of the Trust are also officers and/or directors of the Administrator or Distributor. As of March 31, 2003, the Fund shares owned by the Fund's Adviser and its affiliates for The Osterweis Fund and The Osterweis Strategic Income Fund totaled 393,444 of 4,234,035 shares outstanding and 486,983 of 1,241,500 shares outstanding, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  For the period ended March 31, 2003, the cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for The Osterweis Fund and The Osterweis Strategic Income Fund were $37,539,385 and $19,382,437, and $14,019,443 and $3,251,407, respectively.

  During the period ended March 31, 2003, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Fund were $600,000 and $600,000, respectively. The cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term investments, for The Osterweis Strategic Income Fund were $1,500,000 and $500,000, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 16, 2002, a distribution of $0.0473 per share was declared for The Osterweis Fund. The dividend was paid on December 16, 2002, to shareholders of record on December 13, 2002. The tax character of distributions paid during 2002 and 2003 was as follows:

                                                YEAR ENDED
                                                 MARCH 31,

                                            2003           2002
                                            ----           ----
       Distributions paid from:
           Ordinary income                $194,572       $146,296
           Long-term capital gain               --        615,085

  On December 31, 2002, a distribution of $0.1151 per share was declared for The Osterweis Strategic Income Fund. The dividend was paid on December 31, 2002, to shareholders of record on December 30, 2002. On March 31, 2003, a distribution of $0.1460 per share was declared. The dividend was paid on March 31, 2003, to shareholders of record on March 28, 2003. The tax character of distributions paid during 2003 was as follows:

                                                       PERIOD ENDED
                                                        MARCH 31,
                                                           2003
                                                           ----
     Distributions paid from:
         Ordinary income                                 $302,166

  As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                             OSTERWEIS     OSTERWEIS STRATEGIC
                                                FUND           INCOME FUND
         Undistributed ordinary income        $845,248           $71,531

  At March 31, 2003, The Osterweis Fund had a net capital loss carryforward of approximately $4,507,680 of which $886,399 expires in 2010 and $3,621,281 expires in 2011. This amount will be available to offset like amounts of any future gains.

  During the current year, The Osterweis Fund incurred losses for income tax purposes of $2,057,810, which are treated as occurring on the first day of the fiscal year ended March 31, 2004, under the current Post-October loss deferrals rules.

  For the year ended March 31, 2003, the following percent of ordinary distributions paid qualified for the dividend received deduction available to corporate shareholders: The Osterweis Fund 99.9%.

NOTE 6 - CHANGE IN INDEPENDENT ACCOUNTANT

  Ernst & Young, LLP were previously the principal auditors for The Osterweis Funds. The decision to change auditors was resolved by the board of trustees in the meeting on November 18, 2002 and Tait, Weller & Baker were appointed principal auditors. Ernst & Young, LLP had served as principal auditors for The Osterweis Fund for each of the periods ended March 31, 1994 through 2002. Additionally, the audit reports of Ernst & Young, LLP on the financial statements of The Osterweis Fund that were issued for each of the periods ended March 31, 1994 through 2002 were unqualified.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Osterweis Fund for each of the four years in the period ended March 31, 2002 and the statement of changes in net assets for the year ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2003, the results of their operations, the changes in their net assets and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker
Philadelphia, PA
May 2, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Funds' officers and trustees and is available, without charge, upon request.

                              INDEPENDENT TRUSTEES
                              --------------------

                                     TERM OF        PRINCIPAL                        # OF FUNDS     OTHER
                         POSITION    OFFICE AND     OCCUPATION                       IN COMPLEX     DIRECTORSHIPS
NAME, AGE                HELD WITH   LENGTH OF      DURING PAST                      OVERSEEN BY    HELD BY
AND ADDRESS              THE TRUST   TIME SERVED    FIVE YEARS                       TRUSTEE        TRUSTEE
-----------              ---------   -----------    -----------                      -----------    ------------
Dorothy A. Berry         Chairman    Indefinite     Talon Industries                    17          Not
(Born 1943)              and         Term           (administrative,                                Applicable
615 E. Michigan St.      Trustee                    management & business
Milwaukee, WI  53202                 Since          consulting); formerly
                                     May 1991       Chief Operating Officer,
                                                    Integrated Assets
                                                    Management (investment
                                                    advisor and manager) and
                                                    formerly President, Value
                                                    Line, Inc., (investment
                                                    advisory & financial
                                                    publishing firm).

Wallace L. Cook          Trustee     Indefinite     Retired; formerly Senior            17          Not
(Born 1939)                          Term           Vice President, Rockefeller                     Applicable
615 E. Michigan St.                                 Trust Co.; Financial
Milwaukee, WI  53202                 Since          Counselor, Rockefeller
                                     May 1991       & Co.

Carl A. Froebel          Trustee     Indefinite     Private Investor;  formerly         17          Not
(Born 1938)                          Term           Managing Director,                              Applicable
615 E. Michigan St.                                 Premier Solutions, Ltd.;
Milwaukee, WI  53202                 Since          formerly President and
                                     May 1991       Founder, National Investor
                                                    Data Services, Inc.
                                                    (investment related
                                                    computer software).

Ashley T. Rabun          Trustee     Indefinite     Founder and Chief                   17          Trustee,
(Born 1952)                          Term           Executive Officer,                              E*TRADE
615 E. Michigan St.                                 InvestorReach, Inc.,
Milwaukee, WI  53202                 Since          (financial services
                                     May 2002       marketing and
                                                    distribution consulting);
                                                    formerly Partner and
                                                    Director, Nicholas-Applegate
                                                    Capital Management,
                                                    (investment management).

Rowley W.P. Redington    Trustee     Indefinite     President; Intertech                17          Not
(Born 1944)                          Term           Computer Services Corp.                         Applicable
615 E. Michigan St.                                 (consumer electronics
Milwaukee, WI  53202                 Since          and computer service and
                                     May 1991       marketing); formerly Vice
                                                    President, PRS of New
                                                    Jersey, Inc. (management
                                                    consulting), and Chief
                                                    Executive Officer, Rowley
                                                    Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------
Steven J. Paggioli       Trustee     Indefinite     Consultant, U.S. Bancorp            17          Trustee,
(Born 1950)                          Term           Fund Services, LLC since                        Managers
915 Broadway                                        July, 2001; formerly                            Funds
New York, NY  10010                  Since          Executive Vice President,
                                     May 1991       Investment Company
                                                    Administration, LLC
                                                    ("ICA") (mutual fund
                                                    administrator and the
                                                    Fund's former administrator).

Robert M. Slotky         President   Indefinite     Vice President, U.S.                            Not
(Born 1947)                          Term           Bancorp Fund Services,                          Applicable
2020 E. Financial Way,                              LLC since July, 2001;
Suite 100                            Since          formerly, Senior Vice
Glendora, CA  91741                  August 2002    President, ICA (May
                                                    1997-July 2001); former
                                                    instructor of accounting
                                                    at California State
                                                    University-Northridge (1997).

Eric W. Falkeis          Treasurer   Indefinite     Vice President, U.S.                            Not
(Born 1973)                          Term           Bancorp Fund Services,                          Applicable
615 E. Michigan St.                                 LLC since 1997; Chief
Milwaukee, WI  53202                 Since          Financial Officer, Quasar
                                     August 2002    Distributors, LLC, since
                                                    2000.

Chad E. Fickett          Secretary   Indefinite     Compliance Administrator,                       Not
(Born 1973)                          Term           U.S. Bancorp Fund                               Applicable
615 E. Michigan St.                                 Services, LLC since July,
Milwaukee, WI  53202                 Since          2000.
                                     March 2002

                                    Advisers
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                       OSTERWEIS CAPITAL MANAGEMENT, LLC
                         One Maritime Plaza, Suite 800
                            San Francisco, CA  94111

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701

                              Independent Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441